Invest With Confidence
T. Rowe Price
RAM LOGO
_____________________________________________________________________________
T. Rowe Price Tax-Free Funds, Inc. 100 East Pratt Street, Baltimore, MD 21202

July 24, 1998

Dear Investor:

We appreciate your recent inquiry about our tax-free municipal funds. Since mailing the investment kit to you, we have discovered an incorrect statement in the Tax-Free funds prospectus dated July 1, 1998, and want to bring it to your attention.

On page 18, immediately under the heading "Tax Information," the prospectus states that each fund's regular monthly dividends are expected to be exempt from federal, state, and local income taxes. The reference to state and local taxes was inserted in error. As noted throughout the "Fund, Market, and Risk Characteristics" section near the beginning of the prospectus, the funds' dividends should be exempt from federal income taxes only.

We regret this error and any inconvenience it may have caused you. If we can answer any questions about these tax-free funds, please do not hesitate to call us at 1-800-638-5660.

Sincerely,

/s/Mary J. Miller
Mary J. Miller
Director,
Municipal Bonds Department

This letter updates your July 1, 1998, T. Rowe Price Tax-Free Funds prospectus.